Exhibit 3.1

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708 Website: secretaryofstate.biz
                                                                        Entity #
                                                                   E0724232006-2
                                                                 Document Number
                                                                  20060622911-49

                                                                     Date Filed:
                                                            9/28/2006 2:30:28 PM
                                                                In the office of
                                                                 /s/ Dean Heller
                                                                     Dean Heller
                                                              Secretary of State

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

1. Name of Corporation:            SANOOK ENTERPRISES INC.

2. Resident Agent Name &
   Street Address:                 Resident Agents of Nevada, Inc.
                                   711 S. Carson Street, Suite 4
                                   Carson City, NEVADA 89701

3. Shares:                         Number of Shares with par value:  75,000,000
                                   Par value:  .001

4. Name & Address of Board
   Of Directors/Trustees:          Robin Mulholland
                                   711 S. Carson Street, Suite 4
                                   Carson City, NV  89701

5.                                 Purpose:   The   purpose   of   this
                                   Corporation   shall  be:  Any  legal
                                   purpose

6. Name, Address & Signature
   Of Incorporator:                Sandra L. Miller        /s/ Sandra L. Miller
                                   711 S. Carson Street, Suite 4
                                   Carson City, NV  89701
7. Certificate of Acceptance
   Of Appointment of Resident
   Agent:                          I hereby accept appointment as Resident Agent
                                   for the above named corporation.

                                   /s/ Sandra L. Miller                9/28/2006
                                   Authorized Signature of R.A.          Date